UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

3400 Peachtree Road, Suite 111, Atlanta, Georgia (principal executive offices)	30326 (Zip Code)

(404) 421-1844
(Registrant’s telephone number, including area code)

6564 Smoke Tree Lane Scottsdale, Arizona 85253
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On December 29, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8-K.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to correct information for Item 1.01, Item 9.01, and add Item 2.01.  The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 1.01.             Entry into a Material Definitive Agreement.

Please see Item 1.01 B. to a Current Report on form 8k filed on December 22, 2009, incorporated herein by reference. With reference to Exhibit “A” referenced therein the disclosure for this item; it is herewith amended to mean that for all Agreements regarding the Company’s Agreement via its wholly owned subsidiary (“EPI”) with Whit Oil and Gas, Inc., (“Whitt”) that it shall refer to Exhibit “A” attached and filed herewith on Exhibit No. 10.10 to the Final Escrow Closing Authorization Letter Agreement and related disbursements dated December 31, 2009, between the Company and its wholly owned subsidiary EPI, and acting Escrow Counsel Fergus & Fergus, L.L.P in behalf of the transaction with Whitt Oil and Gas, Inc., filed herewith.

Item 2.01.            Completion of Acquisition or Disposition of Assets

Please see item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are (*) incorporated by reference to our Current Report on Form 8-K filed on December 29, 2009, or are (**) filed herewith. Exhibit 10.2 is referenced omitted per this amended filing as it was a duplicate Exhibit listing entry:

Exhibit No.	Identification of Exhibit

10.1
(*) Agreement between the Company and Don Tyner related to the Company’s acquisition of Membership Interests in Sierra Pipeline, LLC. dated December 18, 2009 (filed as an Exhibit to Current Report on Form 8-K dated December 29,2009, and incorporated herein by reference).

10.2	Omitted Exhibit Entry

10.3
(*) Acquisition Agreement, between the Company and Whitt Oil and Gas, Inc. related to the Company’s acquisition of Interests in Oil and Gas Interests (Three Well Project), dated December 22, 2009 (filed as an Exhibit to Current Report on Form 8-K dated December 29, 2009, and incorporated herein by reference).

10.4
(*) Assignment of Leases, between the Company and Whitt Oil and Gas, Inc. related to the Company’s acquisition of Interests in Oil and Gas Interests (Three Well Project), dated December 22, 2009(filed as an Exhibit to Current Report on Form 8-K dated December 29,2009, and incorporated herein by reference).

10.5
(*) Operating Agreement, Related to the Agreements between the Company and Whitt Oil and Gas, Inc. as to the Company’s acquisition of Interests in Oil and Gas Interests (Three Well Project), dated December 22, 2009(filed as an Exhibit to Current Report on Form 8-K dated December 29, 2009, and incorporated herein by reference).

10.6
(*) Recording Supplement to Operating Agreement, Related to the Agreements between the Company and Whitt Oil and Gas, Inc. as to the Company’s acquisition of Interests in Oil and Gas Interests (Three Well Project), dated December 22, 2009(filed as an Exhibit to Current Report on Form 8-K dated December 29, 2009, and incorporated herein by reference).

10.7
(*) Assignment of ORRI Interests to Persons or Entities, further related to the Agreements between the Company and Whitt Oil and Gas, Inc. as to the Company’s acquisition of Interests in Oil and Gas Interests (Three Well Project), dated December 22, 2009 (filed as an Exhibit to Current Report on Form 8-K dated December 29, 2009, and incorporated herein by reference)..

10.8
(*) Closing Instructions related to the Agreements between the Company and Whitt Oil and Gas, Inc. as to the Company’s acquisition of Interests in Oil and Gas Interests (Three Well Project), dated December 22, 2009 (filed as an Exhibit to Current Report on Form 8-K dated December 29, 2009, and incorporated herein by reference)..

10.9
(*)(**) Advisory Agreement between the Company and Steven Antebi dated December 9, 2009(filed as an non attached Exhibit to Current Report on Form 8-K dated December 29,2009, and incorporated herein by reference), and filed herewith.

10.10
(**) Final Escrow Closing Authorization Letter Agreement and related disbursements dated December 31, 2009 between the Company and its wholly owned subsidiary EPI, and acting Escrow Counsel Fergus & Fergus, L.L.P in behalf of the transaction with Whitt Oil and Gas, Inc., filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2010.

EGPI FIRECREEK, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer